UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 28, 2006

                                   -----------

                            INCENTRA SOLUTIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

      NEVADA                          7371                       86-0793960
     (State or            (Primary Standard Industrial         (I.R.S.Employer
Other Jurisdiction         Classification Code Number)       Identification No.)
 of Incorporation

                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
                                 (303) 440-7930
          (Address and Telephone Number of Principal Executive Offices)

                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
(Address of Principal Place of Business or Intended Principal Place of Business)

                 THOMAS P. SWEENEY III, CHIEF EXECUTIVE OFFICER
                            INCENTRA SOLUTIONS, INC.
                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
                                 (303) 440-7930
            (Name, address and telephone number of agent for service)

                             -----------------------

                                   COPIES TO:
                              Eric M. Hellige, Esq.
                        Pryor Cashman Sherman & Flynn LLP
                                 410 Park Avenue
                          New York, New York 10022-4441
                            Telephone: (212) 421-4100
                            Facsimile: (212) 326-0806

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        In connection with our sale of substantially all of the assets of our wholly-owned subsidiary, Front Porch Digital, Inc., as discussed in Item 2.01 below, on July 31, 2006, we entered into the Purchase Agreement described therein. The description of the Purchase Agreement contained in Item 2.01 is incorporated herein by reference.

        In connection with our settlement of an arbitration award in favor of one of our creditors, as discussed in Item 8.01 below, effective July 28, 2006, we entered into the Letter Agreement described therein. The description of the Letter Agreement contained in Item 8.01 is incorporated herein by reference.

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01.  COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS.

        On July 31, 2006, we sold substantially all of the assets of our wholly-owned subsidiary, Front Porch Digital, Inc., a Delaware corporation ("Front Porch"), to FPD Acquisition Corporation, a newly-formed Delaware corporation ("FPD"), and 1706045 Ontario Limited, an Ontario corporation ("Ontario" and collectively with FPD, the "Buyers"), each owned by Genuity Capital Management Services, Inc., pursuant to the terms of the Purchase Agreement (the "Purchase Agreement"), dated as of July 31, 2006, among our company, Managed Storage International, Inc. (one of our wholly-owned subsidiaries) and the Buyers. Front Porch provides digital archive management solutions to broadcasters and media companies. The material assets owned and operated by Front Porch, all of which were transferred to the Buyers in the sale, included, without limitation, all of the outstanding capital stock of Front Porch International SAS, its wholly-owned French subsidiary, its DIVArchive and Bitscream software and all intellectual property rights associated with that software and all tangible personal property, contracts, account receivables relating to Front Porch's business.

        The purchase price was $33,000,000 plus an amount by which the net working capital amount (defined as current assets minus current liabilities) of Front Porch on the closing date exceeded a targeted amount of $660,000, or less an amount by which $660,000 exceeded such net working capital amount. Of such purchase price, $30,500,000 was paid in cash at the closing and $2,500,000 was placed in escrow to secure payment of indemnification claims the Buyers may have against us following the closing. Following the closing, the parties will reconcile the net working capital amount of Front Porch as of the closing date. In addition to the purchase price payable at the closing, we may receive up to $5,000,000 pursuant to an earn-out provision. Under the terms of the earn-out, we are entitled to receive an amount equal to five percent (5%) of Front Porch's gross software sales, net of customer discounts, for each of the years ending December 31, 2006, 2007 and 2008, not to exceed $5,000,000 in the aggregate.

        Under the terms of the Purchase Agreement, we also agreed not to engage in or otherwise compete with the business of Front Porch in any geographic area for a period of three years after the closing.

        Proceeds of the sale are being used primarily to pay down our secured debt to Laurus Master Fund, Ltd. and for working capital purposes.

        Pagemill Partners LLC acted as our exclusive mergers and acquisitions advisor in this transaction and in consideration of its services we paid Pagemill Partners LLC the sum of $1,060,000.

        The above description of the transaction and the Purchase Agreement is not a complete description of the terms of the transactions or the Purchase Agreement and is qualified in its entirety by reference to the agreements entered into in connection with the transaction, copies of which are included as exhibits to this Current Report on Form 8-K.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
               APPOINTMENT OF PRINCIPAL OFFICERS.

        As a result of our sale of Front Porch to FPD, as described in Item 2.01 above, Michael Knaisch, the President of Front Porch, no longer serves as an executive officer of our company.

                            SECTION 7 - REGULATION FD

ITEM 7.01.  REGULATION FD DISCLOSURE.

        On August 2, 2006, we issued a press release in connection with the transaction described in Item 2.01 above, a copy of which is attached hereto as
Exhibit 99.1. On August 2, 2006, we issued a press release in connection with the settlement described in Item 8.01 below, a copy of which is attached hereto as Exhibit 99.2.

        The information contained in the accompanying press releases is being furnished pursuant to "Item 7.01 Regulation FD." The information contained in the accompanying press releases shall not be incorporated by reference into any filing of our company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by reference to such filing. The information in the press releases attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Act.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01.  OTHER EVENTS.

        On July 28, 2006, we entered into a Letter Agreement with Alfred Curmi ("Curmi"), as amended on July 31, 2006, pursuant to which we settled all claims and disputes with Curmi that, as previously reported, arose from our claimed adjustment of the purchase price paid in connection with our acquisition of STAR Solutions of Delaware, Inc. (now known as Incentra of CA, Inc.) in February 2005. Pursuant to the Letter Agreement, as amended, we agreed to pay Curmi $2,380,000, of which $505,000 was paid upon execution of the Letter Agreement and $1,875,000 was paid on August 2, 2006. As part of the settlement, Curmi returned to us all of the 1,135,580 shares of our common stock owned by him and cancelled the $2.5 million promissory note issued to him in February 2005. Upon full performance of each party's obligations, the parties will seek a dismissal of the action. We previously included $2.3 million of the unsecured note obligation as a current liability in our March 31, 2006 unaudited consolidated balance sheet.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

        (b)     Pro Forma Financial Information (Unaudited).

                (i)     Headnote to Pro Forma Financial Information

                (ii)    Pro Forma Consolidated Balance Sheet as of March 31,
                        2006.

                (iii) Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2006.

                (iv) Pro Forma Consolidated Statement of Operations for fiscal year ended December 31, 2005.

        (c)     Exhibits. We hereby furnish the following exhibits:

                Exhibit Number    Exhibit Title
                --------------    -------------

                2.1 Purchase Agreement, dated July 31, 2006, among our company, Managed Storage International, Inc., FPD Acquisition Corporation and 1706045 Ontario Limited.

                10.1 Letter Agreement, dated July 27, 2006, between our company and Alfred Curmi.

                10.2 Amendment to Letter Agreement , dated July 27, 2006, between our company and Alfred Curmi.

                99.1 Press release dated August 2, 2006 announcing the consummation of the sale of our Front Porch division.

                99.2 Press release dated August 2, 2006 announcing the settlement with one of our creditors.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.


                                  INCENTRA SOLUTIONS, INC.

Dated:  August 3, 2006            By:  /s/ Paul McKnight
                                     -----------------------------
                                           Paul McKnight
                                           Chief Financial Officer

                    INCENTRA SOLUTIONS, INC. AND SUBSIDIARIES

                   PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

        The pro forma financial information presented below reflects the sale of substantially all of the assets of Front Porch Digital, Inc., a Delaware corporation wholly-owned by our company ("Front Porch") to FPD Acquisition Corporation ("FPD") and 1706045 Ontario Limited corporation ("Ontario" and collectively with FPD, the "Buyers"), each owned by Genuity Capital Management Services Inc. The sales price for the assets was $33,000,000, of which $30,500,000 was received in cash at closing and $2,500,000 was placed in escrow to secure payment of any indemnification claims the Buyers may have against us following the closing; however, no significant adjustments are expected. In addition to the purchase price received at closing, we may receive up to $5,000,000 pursuant to an earn-out provision based on sales of Front Porch software for each of the years ending December 31, 2006, 2007 and 2008.

        The historical financial information on which the pro forma statements are based is included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 filed on April 4, 2006 and our Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2006 filed on May 15, 2006. No significant assumptions are included in the pro forma financial information, except for including $2,000,000 out of a maximum $5,000,000 of the earn-out provision described above. We believe the inclusion of this portion of the earn-out provision is appropriate based on the past performance of Front Porch and reasonable estimates of future sales of software during the earn-out period. All other adjustments are of an historical nature.

        The pro forma financial information reflects our balance sheet as of March 31, 2006 as if the sale had been consummated on that date and statements of operations for the three months ended March 31, 2006 and the year ended December 31, 2005 as if the sale had been consummated at the beginning of the periods presented.

        The pro forma financial information should be read in conjunction with our historical consolidated financial statements used in the preparation of the pro forma financial information. THE PRO FORMA INFORMATION PRESENTED IS NOT NECESSARILY INDICATIVE OF THAT WHICH WOULD HAVE BEEN ATTAINED HAD THE TRANSACTION OCCURRED AT AN EARLIER DATE.

                    INCENTRA SOLUTIONS, INC. AND SUBSIDIARIES
                 PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEET

                                                                  HISTORICAL      PRO FORMA                 PRO FORMA
ASSETS                                                          MARCH 31, 2006   ADJUSTMENTS              MARCH 31, 2006
                                                                --------------  -------------             --------------
Current assets:
  Cash and cash equivalents                                      $    457,183   $ 28,132,896  (1) (2)      $ 28,590,079
  Accounts receivable                                              10,211,945     (5,153,673)   (2)           5,058,272
  Other current assets                                              1,300,385      2,643,641  (1) (2) (3)     3,944,026
                                                                -----------------------------             --------------
Total current assets                                               11,969,513     25,622,864                 37,592,377

Property and equipment, net                                         2,417,939       (354,971)   (2)           2,062,968
Capitalized software development costs                              2,312,001     (1,417,516)   (2)             894,485
Goodwill                                                            5,857,770              -                  5,857,770
Intangible assets, net                                             12,946,473    (12,279,973)   (2)             666,500
Restricted cash                                                        38,046              -                     38,046
Other assets                                                          519,109      1,475,692  (2) (3)         1,994,801
                                                                -----------------------------             --------------
Total assets                                                     $ 36,060,851   $ 13,046,096               $ 49,106,947
                                                                =============================             ==============


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current portion of notes payable, capital leases and other
    long term debt obligations                                   $ 10,964,731   $          -               $ 10,964,731
  Accounts payable                                                  8,479,312       (958,013)   (2)           7,521,299
  Accrued expenses                                                  4,509,564     (2,127,009)   (2)           2,382,555
  Deferred revenue - current portion                                2,346,146     (1,774,670)   (2)             571,476
                                                                -----------------------------             --------------
Total current liabilities                                          26,299,753     (4,859,692)                21,440,061
                                                                -----------------------------             --------------

Notes payable, capital leases and other long term obligations,
 net of current portion                                               232,079              -                    232,079
Deferred revenue - LT                                                  98,270              -                     98,270
                                                                -----------------------------             --------------
Total liabilities                                                  26,630,102     (4,859,692)                21,770,410
                                                                -----------------------------             --------------

Preferred Stock - Series A                                         25,272,725              -                 25,272,725
                                                                -----------------------------             --------------

Stockholders' equity                                              (15,841,976)    17,905,788    (3)           2,063,812
                                                                -----------------------------             --------------

                                                                -----------------------------             --------------
Total liabilities and stockholders' equity                       $ 36,060,851   $ 13,046,096               $ 49,106,947
                                                                =============================             ==============

                    INCENTRA SOLUTIONS, INC. AND SUBSIDIARIES
            PRO FORMA UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS

                                                        HISTORICAL FOR THREE                    PRO FORMA FOR
                                                            MONTHS ENDED        PRO FORMA     THREE MONTHS ENDED
                                                           MARCH 31, 2006      ADJUSTMENTS      MARCH 31, 2006
                                                        --------------------  -------------   ------------------
                                                                                (Note 2)

Revenues:
  Products                                               $  9,543,801         $ (3,704,333)        $  5,839,469
  Services                                                  3,365,370             (845,500)           2,519,870
                                                         -------------------------------------------------------
TOTAL REVENUE                                              12,909,172           (4,549,833)           8,359,339
                                                         -------------------------------------------------------

Cost of revenue:
  Products                                                  5,443,048             (788,103)           4,654,945
  Services                                                  2,348,442             (406,664)           1,941,777
                                                         -------------------------------------------------------
Total cost of revenue                                       7,791,490           (1,194,767)           6,596,723
                                                         -------------------------------------------------------

GROSS MARGIN                                                5,117,682           (3,355,066)           1,762,616
                                                         -------------------------------------------------------
                                                                                         -                    -
Selling, general and administrative                         5,987,905           (2,028,856)           3,959,049
Amortization                                                  644,547             (580,995)              63,552
Depreciation                                                  107,376              (40,652)              66,724
                                                         -------------------------------------------------------
                                                            6,739,829           (2,650,503)           4,089,326
                                                         -------------------------------------------------------

LOSS FROM OPERATIONS                                       (1,622,147)            (704,563)          (2,326,710)
                                                         -------------------------------------------------------

Other income (expense)
  Interest income                                                 239                 (106)                 133
  Interest expense                                           (628,934)               5,375             (623,559)
  Loss on Debt refinancing                                 (1,232,174)                               (1,232,174)
  Other income (expense)                                      (59,107)              68,260                9,153
                                                         -------------------------------------------------------
                                                           (1,919,975)              73,529           (1,846,446)
                                                         -------------------------------------------------------
                                                                                         -                    -
LOSS BEFORE INCOME TAX                                     (3,542,122)            (631,034)          (4,173,156)
Income tax expense                                            (94,339)              94,339                    -
                                                         -------------------------------------------------------

                                                         -------------------------------------------------------
NET LOSS                                                   (3,636,461)            (536,695)          (4,173,156)
                                                         -------------------------------------------------------
Accretion of redeemable preferred stock to
  redemption amount                                          (654,392)                                 (654,392)
                                                         -------------------------------------------------------
NET LOSS APPLICABLE TO COMMON STOCKHOLDERS               $ (4,290,852)        $   (536,695)        $ (4,827,548)
                                                         =======================================================

Weighted average number of common shares
  outstanding - basic and diluted                          13,326,810                                13,326,810
                                                         =============                             =============

Loss per share - basic and diluted:
Net loss per share applicable to common stockholders     $      (0.32)        $      (0.04)        $      (0.36)
                                                         =======================================================

                    INCENTRA SOLUTIONS, INC. AND SUBSIDIARIES
            PRO FORMA UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS

                                              HISTORICAL FOR                          PRO FORMA FOR
                                                YEAR ENDED           PRO FORMA          YEAR ENDED
                                             DECEMBER 31, 2005      ADJUSTMENTS      DECEMBER 31, 2005
                                             -----------------     ---------------   -----------------
                                                                      (NOTE 2)

Revenues:
  Products                                     $   37,607,872      $  (10,167,537)     $   27,440,335
  Services                                         13,224,064          (2,729,771)         10,494,293
                                              --------------------------------------------------------
TOTAL REVENUE                                      50,831,936         (12,897,308)         37,934,628
                                              --------------------------------------------------------

Cost of revenue:
  Products                                         25,448,135          (2,645,428)         22,802,707
  Services                                          9,058,835          (2,077,948)          6,980,888
                                              --------------------------------------------------------
Total cost of revenue                              34,506,970          (4,723,375)         29,783,595
                                              --------------------------------------------------------

GROSS MARGIN                                       16,324,965          (8,173,933)          8,151,033
                                              --------------------------------------------------------

Selling, general and administrative                20,516,251          (6,407,991)         14,108,260
Amortization                                        3,229,919          (2,305,679)            924,240
Depreciation                                          465,747            (139,833)            325,913
Impairment of Goodwill                              4,151,450                   -           4,151,450
                                              --------------------------------------------------------
                                                   28,363,367          (8,853,503)         19,509,864
                                              --------------------------------------------------------

LOSS FROM OPERATIONS                              (12,038,401)            679,570         (11,358,831)
                                              --------------------------------------------------------

Other income (expense):
  Interest income                                      33,317             (29,719)              3,598
  Interest expense                                 (2,424,218)                             (2,424,218)
  Other income (expense)                              672,779            (705,836)            (33,058)
                                              --------------------------------------------------------
                                                   (1,718,122)           (735,555)         (2,453,678)
                                              --------------------------------------------------------

LOSS BEFORE INCOME TAX                            (13,756,524)            (55,985)        (13,812,509)
Income tax expense                                   (469,034)            469,034                   -

                                              --------------------------------------------------------
NET LOSS                                          (14,225,558)            413,049         (13,812,509)
                                              --------------------------------------------------------

Accretion of redeemable preferred stock
  to redemption amount                             (2,617,567)                             (2,617,567)

                                              --------------------------------------------------------
NET LOSS APPLICABLE TO COMMON STOCKHOLDERS     $  (16,843,125)     $      413,049      $  (16,430,076)
                                              ========================================================

Weighted average number of common shares
  outstanding - basic and diluted                  12,541,642                              12,541,642
                                              ================                         ===============

Loss per share - basic and diluted:

Net loss per share applicable to common
  stockholders                                 $        (1.34)     $        (0.03)     $        (1.31)
                                              ========================================================

                    INCENTRA SOLUTIONS, INC. AND SUBSIDIARIES

                          NOTES TO UNAUDITED PRO FORMA
                        CONSOLIDATD FINANCIAL STATEMENTS

          AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 2006, AND THE
                          YEAR ENDED DECEMBER 31, 2005



Entry 1) To reflect the sales price of $33 million, of which $30.5 million was received in cash at the closing date of the sale, and $2,500,000 was placed in escrow (presented as other current assets in the March 31, 2006 pro forma balance sheet). This entry also reflects the payment of $2,360,000 of costs incurred by our company in connection with the sale.

Entry 2) To reflect the sale of FPDI assets and assumption of FPDI liabilities by the Buyers, as if the transaction had occurred on March 31, 2006 for the pro forma consolidated balance sheet and January 1 of each period for the pro forma consolidated statements of operations.

Entry 3) To reflect a decrease in stockholders' deficit based on a calculated gain on the sale of approximately $17.5 million. This gain includes $2,000,000 of earn-out (presented as a receivable in other current assets at March 31, 2006). This earn-out amount is the portion of the potential $5 million that is reasonably estimated to be received for fiscal years 2006, 2007 and 2008 (the earn-out period) at the date of the transaction.

               We do not anticipate incurring any income tax expense related to the gain based on available net operating loss carry forwards.

                                 EXHIBIT INDEX

                Exhibit Number    Exhibit Title
                --------------    -------------

                2.1 Purchase Agreement, dated July 31, 2006, among our company, Managed Storage International, Inc., FPD Acquisition Corporation and 1706045 Ontario Limited.

                10.1 Letter Agreement, dated July 27, 2006, between our company and Alfred Curmi.

                10.2 Amendment to Letter Agreement , dated July 27, 2006, between our company and Alfred Curmi.

                99.1 Press release dated August 2, 2006 announcing the consummation of the sale of our Front Porch division.

                99.2 Press release dated August 2, 2006 announcing the settlement with one of our creditors.